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                                                                   EXHIBIT 10.87

                              AMENDMENT TO WARRANT

                               TO PURCHASE SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                                   RIDE, INC.

                                FEBRUARY _, 1999

     WHEREAS, on December 19, 1997, Ride, Inc., a Washington corporation (the "Issuer"), issued a warrant (the "Warrant") to Advantage Fund II Ltd. ("Advantage") and any subsequent transferee (each a "Holder") entitling each Holder to purchase, subject to the provisions of the Warrant, at any time or from time to time on or before 5:00 p.m., P.S.T. on December 19, 2002 (the "Expiration Date"), Two Hundred Thousand (200,000) fully paid and nonassessable shares of common stock (the "Common Stock"), of the Issuer at an exercise price equal to $2.6813 (the "Exercise Price").

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Warrant shall be amended to lower the Exercise Price for all purposes from $2.6813 to $1.25. All other terms and definitions of the Warrant shall remain as originally set forth in the Warrant.

     Dated: February __, 1999
                                              RIDE, INC.

                                              By:


                                              Name:
                                                   --------------------------

                                              Title:
                                                    -------------------------

                                              ADVANTAGE FUND II. LTD.

                                              By:


                                              Name:
                                                   --------------------------

                                              Title: